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                                                    File Pursuant to Rule 497(e)
                                                      Registration No. 033-28888


            SUPPLEMENT DATED FEBRUARY 19, 1998 TO THE PROSPECTUS
                             DATED MAY 1, 1997 FOR
                    CANADA LIFE OF AMERICA SERIES FUND, INC.

Effective immediately, the section in the prospectus captioned Sub-Adviser Portfolio Manager under the Capital Portfolio section is amended to read as follows:

Richard R. Schmaltz, Director and Managing Director, Director of Investments of the Sub-Adviser, is responsible for the Sub-Adviser's day-to-day investment management of the Capital Portfolio, which position he has held since January, 1998. He is also responsible for the management of Seligman Growth Fund, Inc. and the Seligman Capital Portfolio of Seligman Portfolios, Inc. Additionally, he is responsible for directing and overseeing the domestic investments of the Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc., and the Seligman Henderson Global Growth Opportunities Portfolio of Seligman Portfolios, Inc.